UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2007

THERETIREMENTSOLUTION.COM, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

110 William Street, 22nd Floor, New York, New York 10038
(Address of principal executive offices) (zip code)

(212) 227-2242
(Registrant's telephone number, including area code)

Copies to:
Andrea Cataneo, Esq.
Yoel Goldfeder, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 5, 2007, TheRetirementSolution.com, Inc. (the “Company”) appointed Mr. J. Christopher Albanese as a member of the Company’s Board of Directors. Mr. Albanese has been General Counsel of American Capital Partners, LLC, an investment banking firm, since August 2002. From August 2001 to August 2002 Mr. Albanese worked in the legal department of Prudential Securities Inc. in the commodities and futures unit. Mr. Albanese received a B.A. from Brooklyn College in 1995 and a J.D. from Brooklyn Law School in 2000.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERETIREMENTSOLUTION.COM, INC.

Dated: October 11, 2007	By:	/s/ William Kosoff
William Kosoff
Chief Financial Officer